TAURUS
MUNINEW YORK
HOLDINGS, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniNew York Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

Taurus MuniNew York
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #11075 -- 4/97



Taurus MuniNew York Holdings, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1997, the Common Stock of Taurus MuniNew York Holdings, Inc. earned $0.446 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 7.64%, based on a month-end net asset value of $11.77 per share. Over the same period, the total investment return on the fund's Common Stock was +2.09%, based on a change in per share net asset value from $12.03 to $11.77, and assuming reinvestment of $0.448 per share income dividends and $0.031 per share capital gains distributions.

For the six-month period ended April 30, 1997, the fund's Auction Market Preferred Stock had an average yield of 3.43%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
For the six-month period ended April 30, 1997, we focused on sustaining an appealing level of tax-exempt income while seeking to achieve an above-average total return for the fund. We entered the April period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the portfolio's duration and lowered cash reserves to a minimal level. From November 1996 to the beginning of December 1996, this strategy prevailed as interest rates declined about 30 basis points.

The following three months proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation combined with the threat of a monetary tightening by the FRB. Our investment strategy shifted at this point to seek to take advantage of the trading ranges the municipal market maintained during this time. Finally, in late March 1997, when the FRB raised the Federal Funds rate by 25 basis points, interest rates broke out of the trading range in which they had vacillated. At this point our strategy shifted again because of the attractive level of interest rates. Therefore, we extended the portfolio's duration and again lowered cash reserves to minimal levels in anticipation of a decline in interest rates. This strategy proved correct as interest rates rallied during the last week of April and declined nearly 25 basis points very quickly. Looking forward, we anticipate a volatile market that will once again be caught within a constrained trading range until the economy either moderates or accelerates even further.

In Conclusion
We appreciate your ongoing interest in Taurus MuniNew York Holdings, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

May 30, 1997



Taurus MuniNew York Holdings, Inc.                       April 30, 1997

THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniNew York Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniNew York Holdings,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
HFA  Housing Finance Agency
IDA  Industrial Development Authority
M/F  Multi-Family
RITR Residual Interest Trust Receipts
VRDN Variable Rate Demand Notes




Taurus MuniNew York Holdings, Inc.                                                                                 April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P     Moody's     Face                                                                                                  Value
Ratings Ratings    Amount                                             Issue                                             (Note 1a)

New York - 97.5%

A       A2         $3,000  Allegany County, New York, IDA, Solid Waste Disposal Facility Revenue Bonds
                           (Atlantic Richfield Company), AMT, 6.625% due 9/01/2016                                        $3,170
AAA     Aaa         1,600  Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (c)                1,695
AAA     Aaa         2,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A, 5.25%
                           due 4/01/2026 (e)                                                                               1,862
BBB     Baa1        3,000  Metropolitan Transportation Authority, New York, Transit Facilities Service Contract,
                           Refunding, Series 5, 7% due 7/01/2012                                                           3,222
AAA     Aaa         1,850  Municipal Assistance Corporation for City of Troy, New York, Series A, 5% due 1/15/2016 (e)     1,702
AAA     Aaa         2,500  New York City, New York, Educational Construction Fund Revenue Bonds, Junior Sub-Lien,
                           5.50% due 4/01/2026 (b)                                                                         2,402
A1+     NR*           300  New York City, New York, IDA, Civic Facility Revenue Bonds (National Audobon Society),
                           VRDN, 4.25% due 12/01/2014 (a)                                                                    300
                           New York City, New York, IDA, Special Facility Revenue  Bonds, AMT:
BB+     Baa2        2,000  (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                                  2,107
A       A           2,220  RITR, Series 5, 7.645% due 1/01/2024 (f)                                                        2,209
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer
                           System Revenue Bonds:
A-      A2          3,375  RITR, 7.475% due 6/15/2025 (f)                                                                  3,379
AAA     Aaa         2,000  Series 1994-A, 7% due 6/15/2015 (c)                                                             2,156
A-      A2          1,290  Series A, 6.75% due 6/15/2017                                                                   1,383
A1+     VMIG1+      1,000  VRDN, Series C, 4.45% due 6/15/2023 (a)(c)                                                      1,000
A1+     VMIG1+        280  VRDN, Series G, 4.45% due 6/15/2024 (a)(c)                                                        280
A1+     VMIG1+      1,000  New York City, New York, Trust for Cultural Resources Revenue Bonds
                           (Solomon R. Guggenheim), VRDN, Series B, 4.25% due 12/01/2015 (a)                               1,000
                           New York State Dormitory Authority Revenue Bonds:
BBB     Baa1        4,000  (Department of Health), 5.50% due 7/01/2025                                                     3,689
AAA     Aaa         6,000  (Ithaca College), 5.25% due 7/01/2026 (b)                                                       5,585
BBB+    Baa1        2,340  (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                     2,361
AAA     Aaa         2,250  (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (e)             2,067
BBB+    Baa1        2,370  (Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026                 2,144
BBB+    Baa1        1,500  Refunding (State University Educational Facilities), Series A, 5.50% due 5/15/2019              1,421
BBB-    Baa1        1,000  (State University Athletic Facilities), 7.25% due 7/01/2021                                     1,084
BBB+    Baa1        2,500  (State University Educational Facilities), 5.50% due 5/15/2026                                  2,313
AAA     Aaa         2,000  New York State Energy Research and Development Authority, Facilities Revenue Bonds
                           (Con Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (e)                               2,110
AAA     Aaa         1,255  New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (e)                            1,347
AAA     Aaa         2,000  New York State Environmental Facilities Corporation, Special Obligation, Revenue
                           Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (b)                                1,838
AAA     Aaa         1,065  New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75% due 11/01/2020 (b)         1,134
A       A3          2,000  New York State Local Government Assistance Corporation, Series D, 5% due 4/01/2023              1,760
BBB     Baa         2,485  New York State Medical Care Facilities Finance Agency Revenue Bonds (Brookdale
                           Hospital Medical Center), Series A, 6.85% due 2/15/2017                                         2,607
                           New York State Mortgage Agency, Homeownership Revenue Bonds:
NR*     Aa2         3,270  AMT, Series 44, 7.50% due 4/01/2026                                                             3,509
NR*     Aa2         2,490  AMT, Series 50, 6.625% due 4/01/2025                                                            2,568
NR*     Aa2         5,750  AMT, Series HH-3, 7.95% due 4/01/2022                                                           6,039
NR*     Aa2         1,100  Series EE-2, 7.50% due 4/01/2016                                                                1,156
NR*     Aa          4,550  New York State Mortgage Agency Revenue Bonds, Series B-41, 6.30% due 10/01/2017                 4,740
AAA     Aaa         1,000  New York State Thruway Authority, General Revenue Bonds, Series B, 5% due 1/01/2020 (e)           892
                           New York State Urban Development Corporation Revenue Bonds:
BBB     Baa1        8,830  (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                               7,990
BBB     Baa1        3,265  Refunding (University Facilities Grants), 5.50% due 1/01/2015                                   3,126
                           Port Authority of New York and New Jersey, Consolidated Bonds:
AA-     A1          3,000  71st Series, 6.50% due 1/15/2026                                                                3,146
AA-     A1          3,000  72nd Series, 7.35% due 10/01/2002 (g)                                                           3,380
AA-     A1          1,000  109th Series (Fourth Installment), 5.375% due 1/15/2032                                           939
A1+     VMIG1+      2,900  Syracuse, New York, IDA, Civic Facility Revenue Bonds (Syracuse University Project),
                           VRDN, 4.25% due 3/01/2023 (a)                                                                   2,900
BBB     Baa1        4,000  Triborough Bridge and Tunnel Authority, New York (Convention Center Project), Series E,
                           7.25% due 1/01/2010                                                                             4,477
AAA     Aaa         2,000  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                           Bonds, Series Y, 6.125% due 1/01/2021 (d)                                                       2,120

Puerto Rico -- 1.2%

A1+     VMIG1+        200  Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN, 4.30%
                           due 12/01/2015 (a)                                                                                200
A       Baa1        1,150  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                           Bonds, Series Y, 5.50% due 7/01/2036                                                            1,080

Total Investments (Cost -- $104,339) -- 98.7%                                                                            107,589

Other Assets Less Liabilities -- 1.3%                                                                                      1,440
                                                                                                                       ---------
Net Assets -- 100.0%                                                                                                    $109,029
                                                                                                                       =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) CAPMAC Insured.
(e) MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at April 30, 1997.
(g) Prerefunded.
*   Not Rated.
+   Highest short-term rating issued by Moody's Investors Service, Inc.

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:             Investments, at value (identified cost -- $104,338,867) (Note 1a)                             $107,589,397
                    Cash                                                                                                22,027
                    Interest receivable                                                                              1,604,820
                    Prepaid expenses and other assets                                                                    6,535
                                                                                                                --------------
                    Total assets                                                                                   109,222,779
                                                                                                                --------------

Liabilities:        Payables:
                    Dividends to shareholders (Note 1e)                                             $114,012
                    Investment adviser (Note 2)                                                       44,379           158,391
                                                                                              --------------
                    Accrued expenses and other liabilities                                                              35,714
                                                                                                                --------------
                    Total liabilities                                                                                  194,105
                                                                                                                --------------

Net Assets:         Net assets                                                                                    $109,028,674
                                                                                                                ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                    Preferred Stock, par value $.05 per share (1,200 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                            $30,000,000
                    Common Stock, par value $.10 per share (6,714,921 shares issued
                    and outstanding)                                                                $671,492
                    Paid-in capital in excess of par                                              73,695,014
                    Undistributed investment income -- net                                           967,326
                    Undistributed realized capital gains on investment income -- net                 444,312
                    Unrealized appreciation on investments -- net                                  3,250,530
                                                                                              --------------
                    Total -- Equivalent to $11.77 net asset value per share of
                    Common Stock (market price -- $11.375)                                                          79,028,674
                                                                                                                --------------
                    Total capital                                                                                 $109,028,674
                                                                                                                ==============

                    * Auction Market Preferred Stock.

                    See Notes to Financial Statements.





Statement of Operations
                                                                                                                For the Six
                                                                                                                Months Ended
                                                                                                               April 30, 1997

Investment          Interest and amortization of premium and discount earned                                        $3,265,764
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                               $272,951
                    Professional fees                                                                 39,794
                    Commission fees (Note 4)                                                          37,208
                    Transfer agent fees                                                               23,115
                    Accounting services (Note 2)                                                      19,753
                    Printing and shareholder reports                                                  14,077
                    Directors' fees and expenses                                                       9,552
                    Listing fees                                                                       7,936
                    Custodian fees                                                                     5,532
                    Pricing fees                                                                       2,354
                    Other                                                                              7,666
                                                                                               -------------
                    Total expenses                                                                                     439,938
                                                                                                                 -------------
                    Investment income -- net                                                                         2,825,826
                                                                                                                 -------------
Realized &          Realized gain on investments -- net                                                                792,825
Unrealized          Change in unrealized appreciation on investments -- net                                         (1,635,437)
Gain (Loss) on                                                                                                   -------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                                            $1,983,214
(Notes 1b, 1d & 3):                                                                                              =============

                    See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                              For the Six         For the
                                                                                             Months Ended        Year Ended
                                                                                               April 30,        October 31,
                                                                                                  1997              1996

Increase (Decrease) in Net Assets:

Operations:         Investment income -- net                                                      $2,825,826        $5,683,601
                    Realized gain on investments -- net                                              792,825         1,475,289
                    Change in unrealized appreciation/depreciation on investments -- net          (1,635,437)       (1,066,500)
                                                                                               -------------     -------------
                    Net increase in net assets resulting from operations                           1,983,214         6,092,390
                                                                                               -------------     -------------

Dividends &         Investment income -- net:
Distributions to    Common Stock                                                                  (2,339,291)       (4,660,309)
Shareholders        Preferred Stock                                                                 (328,656)         (980,749)
(Note 1e):          Realized gain on investments -- net:
                    Common Stock                                                                    (873,551)         (566,101)
                    Preferred Stock                                                                 (181,812)         (134,351)
                                                                                               -------------     -------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders                                                               (3,723,310)       (6,341,510)
                                                                                               -------------     -------------

Net Assets:         Total decrease in net assets                                                  (1,740,096)         (249,120)
                    Beginning of period                                                          110,768,770       111,017,890
                                                                                               -------------     -------------
                    End of period*                                                              $109,028,674      $110,768,770
                                                                                               =============     =============
                    *Undistributed investment income -- net                                         $967,326          $809,447
                                                                                               =============     =============
                    See Notes to Financial Statements.





Financial Highlights

                                                                     For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended
                                                                    April 30,            For the Year Ended October 31,
                                                                       1997            1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period             $12.03         $12.07    $11.18    $13.23    $11.95
Operating                                                             -------        -------   -------   -------   -------
Performance:          Investment income -- net                            .42            .85       .88       .91       .99
                      Realized and unrealized gain (loss) on
                      investments -- net                                 (.12)           .05       .95     (1.76)     1.28
                                                                      -------        -------   -------   -------   -------
                      Total from investment operations                    .30            .90      1.83      (.85)     2.27
                                                                      -------        -------   -------   -------   -------
                      Less dividends and distributions to
                      Common Stock shareholders:
                      Investment income -- net                           (.35)          (.69)     (.71)     (.78)     (.88)
                      Realized gain on investments -- net                (.13)          (.08)     (.05)     (.28)       --
                                                                      -------        -------   -------   -------   -------
                      Total dividends and distributions to Common
                      Stock shareholders                                 (.48)          (.77)     (.76)    (1.06)     (.88)
                                                                      -------        -------   -------   -------   -------
                      Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                      Investment income -- net                           (.05)          (.15)     (.17)     (.10)     (.11)
                      Realized gain on investments -- net                (.03)          (.02)     (.01)     (.04)       --
                                                                      -------        -------   -------   -------   -------
                      Total effect of Preferred Stock activity           (.08)          (.17)     (.18)     (.14)     (.11)
                                                                      -------        -------   -------   -------   -------
                      Net asset value, end of period                   $11.77         $12.03    $12.07    $11.18    $13.23
                                                                      =======        =======   =======   =======   =======
                      Market price per share, end of period           $11.375        $10.875    $10.75    $9.875    $14.25
                                                                      =======        =======   =======   =======   =======
Total Investment      Based on market price per share                    9.14%++++      8.54%    16.98%   (24.38%)   19.63%
Return:**                                                             =======        =======   =======   =======   =======
                      Based on net asset value per share                 2.09%++++      6.94%    16.01%    (7.78%)   18.50%
                                                                      =======        =======   =======   =======   =======
Ratios to Average     Expenses                                            .81%*          .82%      .83%      .80%      .86%
Net Assets:***                                                        =======        =======   =======   =======   =======
                      Investment income -- net                           5.17%*         5.15%     5.54%     5.40%     5.82%
                                                                      =======        =======   =======   =======   =======
Supplemental          Net assets, net of Preferred Stock, end
Data:                 of period (in thousands)                        $79,029        $80,769   $81,018   $75,075   $87,553
                                                                      =======        =======   =======   =======   =======
                      Preferred Stock outstanding, end of period
                      (in thousands)                                  $30,000        $30,000   $30,000   $30,000   $30,000
                                                                      =======        =======   =======   =======   =======
                      Portfolio turnover                                62.33%        193.24%   165.22%    65.74%    34.31%
                                                                      =======        =======   =======   =======   =======
Leverage:             Asset coverage per $1,000                        $3,634         $3,692    $3,701    $3,503    $3,916
                                                                      =======        =======   =======   =======   =======
Dividends Per Share   Investment income -- net                           $274           $817      $949      $573      $626
On Preferred Stock                                                    =======        =======   =======   =======   =======
Outstanding:+

                      *    Annualized.
                      **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                      ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                      +    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                           December 1, 1994.
                      ++++ Aggregate total investment return.

                      See Notes to Financial Statements.




Taurus MuniNew York Holdings, Inc.                       April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Taurus MuniNew York Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter market and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including valuations furnished by a pricing service retained by the Fund which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $64,508,579 and $66,145,222, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                Realized                      Unrealized
                                 Gains                           Gains

Long-term investments           $792,825                      $3,250,530
                              ----------                      ----------
Total                           $792,825                      $3,250,530
                              ==========                      ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,250,530, of which $3,586,076 related to appreciated securities and $335,546 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $104,338,867.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 6,714,921. At April 30, 1997, total paid-in capital amounted to $74,366,506.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 3.72%.

As of April 30,1997, there were 1,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $25,135 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.056999 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
110 Washington Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MNY